EXHIBIT 10.32(d)

THIRD AMENDMENT TO CREDIT AGREEMENT

This Third Amendment to Credit Agreement (this “Amendment”) dated as of February 18, 2009 is by and among Advanced Medical Optics, Inc., a Delaware corporation (the “Borrower”), the Guarantors, certain of the Revolving Credit Lenders and Bank of America, N.A., as Administrative Agent on behalf of itself and the Lenders. All capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (as defined below).

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent have entered into that certain Credit Agreement dated as of April 2, 2007 (as amended or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Revolving Credit Lenders amend the Credit Agreement as set forth herein; and

WHEREAS, the Revolving Credit Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment. Section 8.11(a) of the Credit Agreement is hereby amended to change the maximum permitted Consolidated Total Leverage Ratio as of the last day of the four fiscal quarter period ending March 27, 2009 from 5.00:1.00 to 5.75:1.00.

2. Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a) receipt by the Administrative Agent of this Amendment executed by the Borrower, the Guarantors, the Revolving Credit Lenders holding more than 50% of the Revolving Credit Commitments (other than Defaulting Lenders) and the Administrative Agent;

(b) receipt by the Administrative Agent, for the account of each Revolving Credit Lender delivering an executed counterpart of this Amendment to the Administrative Agent on or before 5:00 p.m. New York City time on February 17, 2009, of an amendment fee equal to 0.25% on such Revolving Credit Lender’s Revolving Credit Commitment; and

(c) receipt by the Administrative Agent of any other fees and expenses required to be paid by the Borrower to the Administrative Agent and Banc of America Securities LLC on or before the date hereof.

3. Miscellaneous.

(a) The Credit Agreement (as amended by this Amendment), and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b) Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents, (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents and (iv) hereby confirms and agrees that its Guarantee shall continue and remain in full force and effect after giving effect to this Amendment and that, notwithstanding any contrary terms in such Guarantee, such Guarantee now applies to the Credit Agreement as amended by this Amendment.

(c) The Borrower and the Guarantors hereby represent and warrant as follows:

(i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii) This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment, other than those of the Revolving Credit Lenders holding more than 50% of the Revolving Credit Commitments (other than Defaulting Lenders) and the Administrative Agent and those that have already been obtained and are in full force and effect as of the date hereof.

(d) The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e) The Borrower agrees to pay all reasonable and documented expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

(f) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy, facsimile or electronic delivery (in pdf format) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	ADVANCED MEDICAL OPTICS, INC., a Delaware corporation

	By:	/s/ MICHAEL J. LAMBERT
	Name:	Michael J. Lambert
	Title:	Executive Vice President and CFO

GUARANTORS:	AMO HOLDINGS, INC., a Delaware corporation

	By:	/s/ MICHAEL J. LAMBERT
	Name:	Michael J. Lambert
	Title:	Vice President and CFO

AMO MANUFACTURING USA, LLC (formerly known as VISX, Incorporated), a Delaware limited liability company

	By:	/s/ MICHAEL J. LAMBERT
	Name:	Michael J. Lambert
	Title:	Vice President and CFO

AMO USA, LLC (formerly known as AMO USA, Inc.), a Delaware limited liability company

	By:	/s/ MICHAEL J. LAMBERT
	Name:	Michael J. Lambert
	Title:	Vice President and CFO

QUEST VISION TECHNOLOGY, INC., a California corporation

	By:	/s/ MICHAEL J. LAMBERT
	Name:	Michael J. Lambert
	Title:	Vice President and CFO

AMO WAVEFRONT SCIENCES, LCC (formerly known as WaveFront Sciences, Inc.), a New Mexico limited liability company

	By:	/s/ MICHAEL J. LAMBERT
	Name:	Michael J. Lambert
	Title:	Vice President and CFO

ADVANCED MEDICAL OPTICS, INC.

THIRD AMENDMENT

AMO DEVELOPMENT, LLC (formerly known as IntraLase Corp.), a Delaware limited liability company

By:	/s/ MICHAEL J. LAMBERT
Name:	Michael J. Lambert
Title:	Vice President and CFO

AMO SALES AND SERVICE, INC. a Delaware corporation

By:	/s/ MICHAEL J. LAMBERT
Name:	Michael J. Lambert
Title:	Vice President and CFO

AMO US HOLDINGS, INC., a Delaware corporation

By:	/s/ MICHAEL J. LAMBERT
Name:	Michael J. Lambert
Title:	Vice President and CFO

AMO USA SALES HOLDINGS, INC., a Delaware corporation

By:	/s/ MICHAEL J. LAMBERT
Name:	Michael J. Lambert
Title:	Vice President and CFO

INTEGRATED SURGICAL SOLUTIONS, LLC, a Delaware limited liability company

By:	/s/ MICHAEL J. LAMBERT
Name:	Michael J. Lambert
Title:	Vice President and CFO

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ ALYSA TRAKAS
Name:	Alysa Trakas
Title:	Vice President

BANK OF AMERICA, N.A., as Revolving Credit Lender

By:	/s/ ALYSA TRAKAS
Name:	Alysa Trakas
Title:	Vice President

ALLIED IRISH BANKS PLC, as a Revolving Credit Lender

By:	/s/ JOSEPH AUGUSTINI
Name:	Joseph Augustini
Title:	SVP Corporate Banking North America

By:	/s/ SHANE O’DRISCOLL
Name:	Shane O’Driscoll
Title:	AVP Corporate Banking North America

THE GOVERNOR & COMPANY OF THE BANK OF IRELAND, as a Revolving Credit Lender

By:	/s/ ANNE DONOVAN
Name:	Anne Donovan
Title:	Manager

By:	/s/ P. RUSHE
Name:	P. Rushe
Title:	Director

CITIBANK, N.A., as a Revolving Credit Lender

By:	/s/ ALLLEN FISHER
Name:	Allen Fisher
Title:	Vice President

COMMERZBANK AKTIENGESELLSCHAFT, NEW YORK AND GRAND CAYMAN BRANCHES, as a Revolving Credit Lender

By:	/s/ ANDREW CAMPBELL
Name:	Andrew Campbell
Title:	SVP

By:	/s/ ANTHONY GIRALDI
Name:	Anthony Giraldi
Title:	Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, as a Revolving Credit Lender

By:	EATON VANCE MANAGEMENT, ADVISOR

By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President

FORTIS CAPITAL CORP., as a Revolving Credit Lender

By:	/s/ HANK DOTAILLEUR
Name:	Hank Dotailleur
Title:	Head, Acquisition & Leveraged Finance

By:	/s/ YEAN CHUN CHAN
Name:	Yean Chun Chan
Title:	AVP

GENERAL ELECTRIC CAPITAL CORPORATION as a Revolving Credit Lender

By:	/s/ PETER B. ZONE
Name:	Peter B. Zone
Title:	Duly Authorized Signatory

HSBC BANK USA, NATIONAL ASSOCIATION, as a Revolving Credit Lender

By:	/s/ JAMES C. COLMAN
Name:	James C. Colman
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Revolving Credit Lender

By:	/s/ ANNA C. RUIZ
Name:	Anna C. Ruiz
Title:	Vice President

LOAN FUNDING V, LLC, for itself or as agent for Corporate Loan Funding V LLL, as a Revolving Credit Lender

By:	PRUDENTIAL INVESTMENT MANAGEMENT, INC., as Portfolio Manager

By:	/s/ STEPHEN J. COLLINS
Name:	Stephen J. Collins
Title:	Vice President

NATIONAL CITY BANK as a Revolving Credit Lender

By:	/s/ PATRICK WASSER
Name:	Patrick Wasser
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Revolving Credit Lender

By:	/s/ PHILIP K. LIEBSCHER
Name:	Philip K. Liebscher
Title:	Senior Vice President

UBS LOAN FINANCE, LLC, as a Revolving Credit Lender

By:	/s/ MARY E. EVANS
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ MICHAEL CERNIGLIA
Name:	Michael Cerniglia
Title:	Director

UNION BANK OF CALIFORNIA, N.A., as a Revolving Credit Lender

By:	/s/ STEPHEN W. DUNNE
Name:	Stephen W. Dunne
Title:	Vice President

U.S. BANK N.A., as a Revolving Credit Lender

By:	/s/ JANET E. JORDAN
Name:	Janet E. Jordan
Title:	Senior Vice President

WELLS FARGO FOOTHILL, LLC,

By:	/s/ KRISTA WADE
Name:	Krista Wade
Title:	Assistant Vice President